                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                               SUBSIDIARY SCHEDULE
                                DECEMBER 31, 1998


                                                                                 STATE OF
CORPORATION                                                                      INCORPORATION
-----------                                                                      -------------
A-1 Home Health Services, Inc.                                                   Georgia

A.B.C. Health Equipment Corp.                                                    New York

AdviNet, Inc.                                                                    Delaware

AGI-Camelot, Inc.                                                                Missouri

Arborland Management Company, Inc.                                               South Carolina

Associated Physical Therapy Practitioners, Inc.                                  Pennsylvania

Bercy International, Inc.                                                        California

Beverly Assisted Living, Inc.                                                    Delaware

Beverly Enterprises International Limited                                        California

Beverly Enterprises Medical Equipment Corporation                                California

Beverly Enterprises - Alabama, Inc.                                              California

Beverly Enterprises - Arizona, Inc.                                              California

Beverly Enterprises - Arkansas, Inc.                                             California

Beverly Enterprises - California, Inc.                                           California

Beverly Enterprises - Colorado, Inc.                                             California

Beverly Enterprises - Connecticut, Inc.                                          California

Beverly Enterprises - Delaware, Inc.                                             California

Beverly Enterprises - Distribution Services, Inc.                                California

Beverly Enterprises - District of Columbia, Inc.                                 California

Beverly Enterprises - Florida, Inc.                                              California

Beverly Enterprises - Garden Terrace, Inc.                                       California

Beverly Enterprises - Georgia, Inc.                                              California

Beverly Enterprises - Hawaii, Inc.                                               California

Beverly Enterprises - Idaho, Inc.                                                California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 1998


                                                                          STATE OF
CORPORATION                                                               INCORPORATION
-----------                                                               -------------
Beverly Enterprises - Illinois, Inc.                                      California

Beverly Enterprises - Indiana, Inc.                                       California

Beverly Enterprises - Iowa, Inc.                                          California

Beverly Enterprises - Kansas, Inc.                                        California

Beverly Enterprises - Kentucky, Inc.                                      California

Beverly Enterprises - Louisiana, Inc.                                     California

Beverly Enterprises - Maine, Inc.                                         California

Beverly Enterprises - Maryland, Inc.                                      California

Beverly Enterprises - Massachusetts, Inc.                                 California

Beverly Enterprises - Michigan, Inc.                                      California

Beverly Enterprises - Minnesota, Inc.                                     California

Beverly Enterprises - Mississippi, Inc.                                   California

Beverly Enterprises - Missouri, Inc.                                      California

Beverly Enterprises - Montana, Inc.                                       California

Beverly Enterprises - Nebraska, Inc.                                      California

Beverly Enterprises - Nevada, Inc.                                        California

Beverly Enterprises - New Hampshire, Inc.                                 California

Beverly Enterprises - New Jersey, Inc.                                    California

Beverly Enterprises - New Mexico, Inc.                                    California

Beverly Enterprises - North Carolina, Inc.                                California

Beverly Enterprises - North Dakota, Inc.                                  California

Beverly Enterprises - Ohio, Inc.                                          California

Beverly Enterprises - Oklahoma, Inc.                                      California

Beverly Enterprises - Oregon, Inc.                                        California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 1998


                                                                                STATE OF
CORPORATION                                                                     INCORPORATION
-----------                                                                     -------------
Beverly Enterprises - Pennsylvania, Inc.                                        California

Beverly Enterprises - Rhode Island, Inc.                                        California

Beverly Enterprises - South Carolina, Inc.                                      California

Beverly Enterprises - Tennessee, Inc.                                           California

Beverly Enterprises - Texas, Inc.                                               California

Beverly Enterprises - Utah, Inc.                                                California

Beverly Enterprises - Vermont, Inc.                                             California

Beverly Enterprises - Virginia, Inc.                                            California

Beverly Enterprises - Washington, Inc.                                          California

Beverly Enterprises - West Virginia, Inc.                                       California

Beverly Enterprises - Wisconsin, Inc.                                           California

Beverly Enterprises - Wyoming, Inc.                                             California

Beverly - Bella Vista Holding, Inc.                                             Delaware

Beverly - Branson Holdings, Inc.                                                Delaware

Beverly Clinical, Inc.                                                          Delaware

Beverly Funding Corporation                                                     Delaware

Beverly Health and Rehabilitation Services, Inc.                                California

Beverly Healthcare, LLC                                                         Indiana

Beverly Holdings I, Inc.                                                        Delaware

Beverly Indemnity, Ltd.                                                         Vermont

Beverly Manor Inc. of Hawaii                                                    California

Beverly Manor Inc. of Phoenix                                                   California

Beverly - Missouri Valley Holding, Inc.                                         Delaware

Beverly - Plant City Holdings, Inc.                                             Delaware

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 1998


                                                                               STATE OF
CORPORATION                                                                    INCORPORATION
-----------                                                                    -------------
Beverly - Rapid City Holding, Inc.                                             Delaware

Beverly Real Estate Holdings, Inc.                                             Delaware

Beverly Rehabilitation, Inc.                                                   Delaware

Beverly Savana Cay Manor, Inc.                                                 California

Beverly - Tamarac Holdings, Inc.                                               Delaware

Beverly - Tampa Holdings, Inc.                                                 Delaware

Carrollton Physical Therapy Clinic, Inc.                                       Texas

Columbia Valley Nursing Home, Inc.                                             Ohio

Commercial Management, Inc.                                                    Iowa

Community Care, Inc.                                                           North Carolina

Compassion and Personal Care Services, Inc.                                    North Carolina

Continental Care Centers of Council Bluffs, Inc.                               Iowa

Doctor's Urgent Care Centre, Inc.                                              Delaware

Eastern Carolina Home Health Agency, Inc.                                      North Carolina

Eastern Home Health Supply & Equipment Co., Inc.                               North Carolina

ECT, Inc.                                                                      North Carolina

Edgewood Convalescent Hospital                                                 California

Forest City Building Ltd.                                                      Missouri

Fort Smith Hospital, Inc.                                                      Delaware

Greenville Rehabilitation Services, Inc.                                       Texas

Hallmark Convalescent Homes, Inc.                                              Michigan

HomeCare Preferred Choice, Inc.                                                Delaware

Home Health and Rehabilitation Services, Inc.                                  Texas

Home Health Care of Carteret County, Inc.                                      North Carolina

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 1998


                                                                              STATE OF
CORPORATION                                                                   INCORPORATION
-----------                                                                   -------------
Home Medical Systems, Inc.                                                    Delaware

Home Technology Healthcare - Mid Cumberland, Inc.                             Tennessee

Home Technology Healthcare - Mid South, Inc.                                  Delaware

Home Technology Healthcare - Nursing, Inc.                                    Delaware

Home Technology Healthcare - St. Louis, Inc.                                  Delaware

Home Technology Healthcare - Tennessee, Inc.                                  Tennessee

Hospice of Eastern Carolina, Inc.                                             North Carolina

Hospice of Tennessee, Inc.                                                    Delaware

Hospice Preferred Choice, Inc.                                                Delaware

Hospital Facilities Corporation                                               California

HTHC Holdings, Inc.                                                           Delaware

J. David Butler, L.P.T., Inc.                                                 Texas

Kenwood View Nursing Home, Inc.                                               Kansas

Las Colinas Physical Therapy, Inc.                                            Texas

Liberty Nursing Homes, Incorporated                                           Virginia

Long Beach Sports Medicine and Physical Therapy Center, Inc.                  California

MATRIX HealthCare Network, Inc.                                               Delaware

MATRIX Occupational Health, Inc.                                              Delaware

MATRIX Rehabilitation, Inc.                                                   Delaware

Medical Arts Health Facility of Lawrenceville, Inc.                           Georgia

Moderncare of Lumberton, Inc.                                                 North Carolina

Nebraska City S-C-H, Inc.                                                     Nebraska

Network for Physical Therapy, Inc.                                            Texas

North Dallas Physical Therapy Associates, Inc.                                Texas

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 1998


                                                                           STATE OF
CORPORATION                                                                INCORPORATION
-----------                                                                -------------
Nursing Home Operators, Inc.                                               Ohio

Petersen Health Care, Inc.                                                 Florida

Physician's Home Health Care, Incorporated                                 Tennessee

Piedmont No. 1, Inc.                                                       Missouri

PPI, Inc.                                                                  New Mexico

PT Net, Inc.                                                               Tennessee

PT Net (Colorado), Inc.                                                    Colorado

Rehabilitation Associates of Lafayette, Inc.                               Louisiana

Riverside Physical Therapy, Inc.                                           California

Shastina Properties Inc.                                                   California

Shastina Realty Inc.                                                       California

South Alabama Nursing Home, Inc.                                           Alabama

South Dakota - Beverly Enterprises, Inc.                                   California

Spectra Healthcare Alliance, Inc.                                          Delaware

Tar Heel Health Care Services, Inc.                                        North Carolina

Tar Heel Holdings, Inc.                                                    Delaware

Tar Heel Home Health, Inc.                                                 North Carolina

Tar Heel Home Health of Cape Fear, Inc.                                    North Carolina

Tar Heel Home Health of Dare County, Inc.                                  North Carolina

Tar Heel Home Health of North Central North Carolina, Inc.                 North Carolina

Tar Heel Infusion Company, Inc.                                            North Carolina

The Parks Physical Therapy and Work Hardening Center, Inc.                 Texas

Theraphysics Corp.                                                         Delaware

Theraphysics Corp. of New York IPA, Inc.                                   New York

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 1998


                                                                                                 STATE OF
CORPORATION                                                                                      INCORPORATION
-----------                                                                                      -------------
Theraphysics Partners of Colorado, Inc.                                                          Delaware

Theraphysics Partners of Louisiana, Inc.                                                         Delaware

Theraphysics Partners of Western Pennsylvania, Inc.                                              Delaware

Theraphysics Partners of Texas, Inc.                                                             Delaware

TP Acquisition, Inc.                                                                             Delaware

TMD Disposition Company                                                                          Florida

Vantage Healthcare Corporation                                                                   Delaware

Vaughn, Buchanan, Shelley & Associates, Physical Therapists, Inc.                                South Carolina

Vaughn Home Health Care & Services, Inc.                                                         Illinois